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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 1, 2003


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


         Maryland                     1-12002                  23-2715194
     (State or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)      File Number)          Identification No.)



                         20 Soundview Marketplace
                         Port Washington, New York               11050
               (Address of principal executive offices)        (Zip Code)


                                 (516) 767-8830
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)





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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit Number             Description
--------------             -----------
99.1                       Financial and Operating Reporting Supplement for the
                           Quarter Ended March 31, 2003


ITEM 9. Regulation FD Disclosure

The Registrant, Acadia Realty Trust, hereby makes available as exhibit 99.1 to this filing, supplemental information concerning the ownership, operations and portfolio of the Registrant as of March 31, 2003. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to
Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACADIA REALTY TRUST
                                            (Registrant)


Date: May 1, 2003                        By: Michael Nelsen
                                             -------------------------
                                             Name:  Michael Nelsen
                                             Title: Sr. Vice President
                                             and Chief Financial Officer



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